Exhibit 99.1

RMG Acquisition Corp. Announces the Nomination of Paul Williams to Serve on the Board of Directors of Romeo Power upon Consummation of Merger

NEW YORK, December 2, 2020 — RMG Acquisition Corp. (the “Company”) announced the nomination of Paul Williams for election at a special meeting of stockholders of the Company to serve on the board of directors of the combined company upon consummation of the previously announced merger between the Company and Romeo Systems, Inc. (“Romeo Power”).

Prior to his retirement in 2018, Mr. Williams served as a Partner and Managing Director of Major, Lindsey & Africa, LLC, an executive recruiting firm, where he conducted searches for board members, CEOs and senior legal executives from 2005 to 2018. He also served as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity. From 2001 to 2005, Mr. Williams served as Executive Vice President, Chief Legal Officer & Corporate Secretary of Cardinal Health, Inc. Since 2009, Mr. Williams has served as a member of the board of directors of Compass Minerals International, Inc. (NYSE: CMP). Since early 2020, Mr. Williams has served on the board of directors of several funds in the American Funds mutual fund family (part of the privately held Capital Group).  Mr. Williams previously served on the boards of directors of State Auto Financial Corporation, Bob Evans Farms, Inc. and Essendant, Inc. (f/k/a United Stationers Inc.). Mr. Williams is a member of the Economic Club of Chicago and has served as president of the Chicago chapter of the National Association of Corporate Directors since 2017. Mr. Williams received an undergraduate degree, cum laude, from Harvard and a J.D. from Yale Law School.

Romeo Power and the Company previously announced a definitive agreement for a business combination that would result in Romeo Power becoming a publicly listed company. If elected, the board of the public company upon the consummation of the business combination will consist of Mr. Williams and the other candidates previously announced by the Company nominated for election listed below:

•	Susan Brennan

•	Brady Ericson

•	Donald S. Gottwald

•	Philip Kassin

•	Robert S. Mancini

•	Lionel E. Selwood, Jr.

•	Timothy Stuart

•	Lauren Webb

A proxy statement, once final, will be mailed together with a proxy card to the Company’s stockholders. The final proxy statement will include the date, time and location of the special meeting.

About RMG Acquisition Corp.

RMG Acquisition Corp is a special purpose acquisition company whose management and board has deep experience in power, renewable energy, environmental services, energy technology and corporate governance. RMG’s team includes top level executives from Goldman Sachs, Carlyle Group, Cogentrix Energy, Deloitte & Touché, Access Industries, Calpine Corporation (CPN) and Riverside Management Group. For additional information, please visit http://www.rmgacquisition.com/.

About Romeo Power

Romeo Power, founded in 2016 in California by Michael Patterson, is an industry leading energy technology company focused on designing and manufacturing lithium-ion battery modules and packs for commercial electric vehicles. Through its energy dense battery modules and packs, Romeo Power enables large-scale sustainable transportation by delivering safer, longer lasting batteries with shorter charge times. With greater energy density, Romeo Power is able to create lightweight and efficient solutions that deliver superior performance, and provide improved acceleration, range, safety and durability. Romeo Power’s modules and packs are customizable and scalable, and they are optimized by its proprietary battery management system. The company has approximately 100 employees and more than 60 battery-specific engineers and a 113,000 square foot manufacturing facility in Los Angeles, California with key battery development capabilities performed in-house. On October 5, 2020, Romeo Power and RMG Acquisition Corp. (“RMG”) (NYSE: RMG), a special purpose acquisition company, announced a definitive agreement for a business combination that would result in Romeo Power becoming a publicly listed company. Upon closing of the transaction, the combined company will be named Romeo Power, Inc. and is expected to remain listed on the NYSE and trade under the new ticker symbol “RMO.” For additional information on Romeo Power, please visit https://romeopower.com.

Important Information and Where to Find It

This press release relates to a proposed transaction between RMG and Romeo Power. RMG has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a proxy statement/consent solicitation statement/prospectus. The proxy statement/consent solicitation statement/prospectus will be mailed to stockholders of RMG as of a record date to be established for voting on the proposed business combination. RMG also will file other relevant documents from time to time regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF RMG ARE URGED TO READ THE proxy statement/consent solicitation statement/prospectus AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED BY RMG FROM TIME TO TIME WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and other documents containing important information about RMG and Romeo Power once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by RMG when and if available, can be obtained free of charge on RMG’s website at www.rmginvestments.com or by directing a written request to RMG Acquisition Corp., 50 West Street, Suite 40-C, New York, New York 10006.

Participants in the Solicitation

RMG and Romeo Power and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of RMG’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of RMG’s directors and officers in RMG’s filings with the SEC, including RMG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 1, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to RMG’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is included in the proxy statement/consent solicitation statement/prospectus relating to the proposed business combination.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside RMG’s or Romeo Power’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the proposed business combination; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by RMG stockholders; the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; Romeo Power’s ability to execute on its plans to develop and market new products and the timing of these development programs; Romeo Power’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Romeo Power’s products; the success of other competing technologies that may become available; Romeo Power’s ability to identify and integrate acquisitions; the performance of Romeo Power’s products; potential litigation involving RMG or Romeo Power; and general economic and market conditions impacting demand for Romeo Power’s products. Other factors include the possibility that the proposed transaction does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of RMG’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed below and other documents filed by RMG from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither RMG nor Romeo Power undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Romeo Power

For Investors

ICR, Inc.

RomeoPowerIR@icrinc.com

For Media

ICR, Inc.

RomeoPowerPR@icrinc.com

RMG Acquisition Corp.

Philip Kassin

Chief Operating Officer

pkassin@rmginvestments.com

212-785-2579